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                                                                   EXHIBIT 10.42

                                FIRST AMENDMENT
                                       TO
                         RECEIVABLES TRANSFER AGREEMENT


          THIS FIRST AMENDMENT TO RECEIVABLES TRANSFER AGREEMENT, dated as of April 28, 2000 (this "Amendment") is entered into among Callaway Golf Sales
                      ---------
Company, a California corporation ("CGS"), as transferor of Receivables (the
                                    ---
"CGS Originator") and as a servicer (the "Servicer"), Callaway Golf Company, a
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Delaware corporation (the "Parent Guarantor") and Golf Funding Corporation, a
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California corporation ("GFC"), and relates to that certain Receivables Transfer
                         ---
Agreement dated as of February 10, 1999 among CGS, the Parent Guarantor and GFC (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Receivables Transfer Agreement"). Capitalized terms used and
                   ------------------------------
not otherwise defined herein shall have the meanings assigned to them in the Receivables Transfer Agreement.

                              W I T N E S S E T H

          WHEREAS, the CGS Originator, the Parent Guarantor and GFC have entered into the Receivables Transfer Agreement;

          WHEREAS, the Parent Guarantor and General Electric Capital Corporation (the "Agent"), inter alia, have entered into that certain Amended and Restated
      -----
Credit Agreement dated as of February 10, 1999, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of April 28, 2000 (the "First Amendment to Credit Agreement") (as amended by the First Amendment
      -----------------------------------
to Credit Agreement, and as it may be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");
                                           ----------------

          WHEREAS, pursuant to the First Amendment to Credit Agreement, the Parent Guarantor and the other Credit Parties (as defined therein) have requested that the Agent and the Lenders (as defined therein) amend the Credit Agreement to amend the Restricted Payment and Tangible Net Worth covenants contained therein to permit the repurchase of shares of the Parent Guarantor's common Stock for cash in an aggregate amount of up to $250,000,000, subject to the terms and conditions described in the Credit Agreement (the "Stock
                                                                 -----
Repurchases");
-----------

          WHEREAS, the Parent Guarantor and the CGS Originator have requested that GFC amend the Receivables Transfer Agreement to amend the Restricted Payment and Tangible Net Worth covenants contained therein to permit the Stock Repurchases, and GFC is willing to enter into such amendments on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the above premises, the CGS Originator, the Parent Guarantor and GFC agree as follows:

     1.  Amendments to the Receivables Transfer Agreement.  Upon the
         ------------------------------------------------
"Effective Date" (as defined in Section 3 below), the Receivables Transfer
                                ---------

                Agreement is hereby amended as follows:
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          a.  Amendment to Section 4.05(a).  Section 4.05(a) is hereby amended
              ----------------------------
     by deleting the words "Other than as expressly permitted by the Credit Agreement as in effect on the date hereof," and substituting the following in lieu thereof:

          "Other than as expressly permitted by the Credit Agreement as in effect on the date hereof, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of April 28, 2000 (the "First Amendment to Credit Agreement"), "
           -----------------------------------

          b.  Amendment to Annex W.  Annex W is hereby amended by adding the
              --------------------
     following phrase to the end of subsection (a) thereof:

          ", less (iv) all cash paid after April 1, 2000 to (or on behalf of)
             ----
          holders of the Parent Guarantor's common Stock pursuant to and subject to the terms and conditions set forth in Section 6.14(e) of the Credit Agreement, as amended by the First Amendment to Credit Agreement."

     2.  Representations and Warranties.  The CGS Originator and the Parent
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Guarantor hereby represent and warrant to GFC that, as of the Effective Date and after giving effect to this Amendment:

          a. All of the representations and warranties of each of the CGS Originator and the Parent Guarantor contained in this Amendment and the Receivables Transfer Agreement are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

         b. No Incipient Termination Event or Termination Event has occurred or is continuing or will result after giving effect to this Amendment.

     3.  Effective Date.  This Amendment shall become effective as of the date
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first written above (the "Effective Date") upon the satisfaction of each of the
                          --------------
following conditions:

          a. GFC shall have received each of the following documents, in each case in form and substance satisfactory to GFC, prior to 5:00 p.m. (New York time) on May 15, 2000;

              i. counterparts hereof executed by each of the CGS Originator, the Parent Guarantor, the Collateral Agent, the Operating Agent and the Purchaser (as required pursuant to Section 8.06 of the Receivables Transfer Agreement);

              ii. a certificate of the Secretary or Assistant Secretary of each of the CGS Originator and the Parent Guarantor dated the Effective Date certifying (A) that the bylaws of such party have not been amended or

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          otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of such party delivered to GFC and remain in full force and effect as of the Effective Date, (B) that the charter of such party has not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of such party's jurisdiction of incorporation delivered to GFC and remain in full force and effect as of the Effective Date and (C) that the execution, delivery and performance of this Amendment have been duly authorized by all necessary or proper corporate and shareholder action; and

              iii. such additional documentation as GFC may reasonably request; and

          b. No law, regulation, order, judgment or decree of any Governmental Authority shall, and GFC shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation, that in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     4.  Reference to and Effect on the Receivables Transfer Agreement.
         -------------------------------------------------------------

          a. Upon the Effective Date, each reference to the Receivables Transfer Agreement to "this Agreement", "hereunder", "hereof" or words of like import, shall mean and be a reference to the Receivables Transfer Agreement as amended and supplemented hereby.

          b. Except to the extent specifically set forth herein, the provisions of the Receivables Transfer Agreement shall not be amended, modified, waived, impaired or otherwise affected hereby, and the Receivables Transfer Agreement and the Obligations under the Receivables Transfer Agreement are hereby confirmed as being in full force and effect.

          c. This Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any other term or condition of the Receivables Transfer Agreement or any other document, (ii) prejudice any right or rights which GFC may now have or may have in the future under or in connection with the Receivables Transfer Agreement or any other document, (iii) require GFC to agree to a similar transaction on a future occasion or (iv) create any right herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

     5.  Section Titles and Headings.  The Section titles in this Amendment
         ---------------------------
are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     6.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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

     7.  GOVERNING LAW.  THIS AMENDMENT, AND ALL MATTERS OF CONSTRUCTION,
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VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND
ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     8.  No Strict Construction.  The parties hereto have participated jointly
         ----------------------
in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

                                     * * *

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        CALLAWAY GOLF SALES COMPANY,
                                        as CGS Originator and as Servicer


                                        By:  /s/ Kenneth Wolf
                                           ----------------------------------
                                             Name:  Kenneth Wolf
                                             Title: Vice President and Chief
                                                    Financial Officer


                                        GOLF FUNDING CORPORATION


                                        By:  /s/ Kenneth Wolf
                                           ----------------------------------
                                             Name:  Kenneth Wolf
                                             Title: Vice President and Chief
                                                    Financial Officer


                                        CALLAWAY GOLF COMPANY,
                                        as Parent Guarantor



                                        By:  /s/ Kenneth Wolf
                                           ----------------------------------
                                             Name:  Kenneth Wolf
                                             Title: Vice President and Chief
                                                    Financial Officer


                                        ACKNOWLEDGED AND AGREED:
                                        -----------------------


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Collateral Agent and Operating Agent



                                        By:  /s/ Craig Winslow
                                           ----------------------------------
                                             Name:   Craig Winslow
                                             Title:  Authorized Signatory


                                        REDWOOD RECEIVABLES CORPORATION,
                                        as Purchaser



                                        By:  /s/ Denis M. Creedon
                                           ----------------------------------
                                             Name:  Denis M. Creedon
                                             Title: Assistant Secretary

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